EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Extract Pharmaceuticals , Inc. (the “ Company ” ), for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission (the “ Report ” ), the undersigned, Peter E. Maddocks , chief executive officer of the Company and chief financial officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Peter E. Maddocks

Peter E. Maddocks

Chief Executive Officer and Chief Financial Officer

Dated:   November 19, 2017